UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: December 31, 2007

CenterStaging Corp.
(Exact name of Registrant as specified in its Charter)

Delaware

(State or other Jurisdiction of Incorporation)

000-50955	45-0476087
(Commission File Number)	(I.R.S. Employer Identification Number)

3407 Winona Avenue
Burbank, California	91504
(Address of Principal Executive Offices)	(Zip Code)

818-559-4333

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Darrin M. Ocasio, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Fl.
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.03	Bankruptcy or Receivership

On March 10, 2008 the Company's wholly-owned subsidiary CenterStaging Musical Productions Inc., filed for Chapter 11 in United States Bankruptcy Court, Central District of California.

ITEM 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

Centerstaging Corp. (the “Company”) leases a portion of its premises from Jan and Johnny, Inc., consolidated in the Company's financial statements as a variable interest entity. On January 24, 2008 the Company was notified of a Default and Election to Sell Under Deed of Trust from Grand Pacific Financing Corp. regarding the building owned by Jan & Johnny, Inc., with respect to an amount owed of $61,509.10 as of January 24, 2008. As of February 29, 2008, the amount required to pay the entire debt in full was the unpaid principal balance of $3,065,490.08, plus interest from 11/1/2007. No sale date may be set until three months from February 14, 2008, the date the notice of default was recorded.

Additionally, pursuant to secured note dated March 26, 2007, which is due on or prior to March 26, 2008, and the related personal guarantees by certain officers and directors of the Company dated March 26, 2007, Mr. John Fife converted 18,000,000 shares of the Company’s common stock pledged by certain officers and directors into his name, of which he has sold 14,012,598 as of March 12, 2008. In addition, pursuant to indemnification agreements with the Company, the Company is obligated to reimburse the appropriate officers and directors for the number of shares that Mr. Fife converted into his name.

On February 27, 2008, Centerstaging Musical Productions, Inc. a wholly owed subsidiary of Centerstaging Corporation received a citation and an assessment in the amount of $810,000 from the California Department of Industrial Relations, Division of Labor Standards Enforcement. The assessment is due March 19, 2008, and is subject to appeal, which the Company anticipates to appeal.

ITEM 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 3, 2008, Roger Paglia resigned as Chief Executive Officer, and resigned as a member of the Board of Directors of the Company.

On March 5, 2008, Howard Livingston resigned as Chief Financial Officer, and resigned as a member of the Board of Directors of the Company.

ITEM 8.01	Other Events.

The Company is unable to file it's 10-QSB for the quarter ending December 31, 2007 due to its auditors stated lack of independence and due to unpaid accounts payable.

ITEM 9.01	Financial Statements and Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2008
CENTERSTAGING CORP.

/s/ John G. Caswell
By: John G. Caswell
President